                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement

[ ]   Confidential, for Use of the Commission Only (as permitted by Rule
      14a6(c)(2))

[X]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to Section 240.14a11(c) or
      Section 240.14a12



                             MEDICAL MONITORS, INC.
                 -----------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


             -------------------------------------------------------
                   (NAME OF PERSON(S) FILING PROXY STATEMENT,
                          IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a6(i)(1) and 011.(1). Title of each class of securities to which transaction applies:

(1)   Title of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 011 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)   Proposed maximum aggregate value of transaction:

(5)   Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 011(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(6)   Amount previously paid:

(7)   Form, schedule or registration statement no.:

(8)   Filing party:

(9)   Date filed:

                            MEDICAL MONITORS, INC.
                     1990 Westwood Boulevard, Third Floor
                         Los Angeles, California 90025

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD JULY 25, 2000

   NOTICE IS HEREBY GIVEN, that a Special Meeting of the Stockholders of Medical Monitors, Inc. (the "Company") will be held at 1990 Westwood Boulevard, Third Floor, Los Angeles, California 90025 on July 25, 2000 at 10:00 a.m. local time, for the purpose of considering and acting upon the following, all to be effective upon the consummation of certain transactions described herein:

      1. The approval of an amendment to the Company's Certificate of Incorporation (i) to change the name of the Company to "World Collectibles, Inc." and (ii) to effect a reverse stock split whereby each issued and outstanding share of Common Stock, $.01 par value per share ("Common Stock"), will be converted into .007407407 of a share of Common Stock; and

      2. Any and all matters that may properly come before the meeting and any adjournment thereof.

   The Board of Directors has fixed the close of business on June 23, 2000, as the record date for determining the stockholders entitled to vote at the meeting, or any adjournment thereof, and only the holders of Common Stock of the Company of record at such date will be entitled to notice of and to vote at the meeting. Such stockholders may vote in person or by proxy.

   YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. HOWEVER, WHETHER OR NOT YOU PLAN TO BE PERSONALLY PRESENT AT THE MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                         By Order of the Board of Directors,

                                         /s/ Stanley Shuster

                                         Stanley Shuster
                                         President

Los Angeles, California
June 29, 2000

                            MEDICAL MONITORS, INC.
                     1990 Westwood Boulevard, Third Floor
                         Los Angeles, California 90025

                                PROXY STATEMENT

                  GENERAL INFORMATION CONCERNING SOLICITATION

   This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Medical Monitors, Inc. (the "Company"), with respect to a special meeting of the shareholders to be held at 1990 Westwood Boulevard, Third Floor, Los Angeles, California 90025 on July 25, 2000 at 10:00 a.m. local time, or any adjournments thereof. This Proxy Statement and accompanying proxy card are first being sent to the stockholders of the Company on or about June 29, 2000.

   Any proxy delivered in the accompanying form may be revoked by the person executing the proxy at any time, before the authority thereby granted is exercised, by written request addressed to the Secretary, Medical Monitors, Inc., 1990 Westwood Boulevard, Third Floor, Los Angeles, California 90025, or by attending the meeting and electing to vote in person. Proxies received in such form will be voted as therein set forth at the meeting, or any adjournment thereof, but if no instructions are given, such shares will be voted for (i) the approval of an amendment to the Company's Certificate of Incorporation (a) to change the name of the Company to "World Collectibles, Inc.," (b) to effect a reverse stock split whereby each issued and outstanding share of Common Stock, $.01 par value per share ("Common Stock"), will be converted into .007407407 of a share of Common Stock (the "Reverse Stock Split") and (ii) to transact such other business as may properly come before the meeting or any adjournment thereof. The effective date of all such proposals approved of at the meeting shall be the consummation of certain transactions described under "The Transaction" herein.

                       RECORD DATE AND VOTING SECURITIES

   The Board of Directors has selected the close of business on June 23, 2000 as the record date for determining the stockholders entitled to notice of, and to vote at, the meeting or any adjournment thereof. The number of shares of Common Stock of the Company outstanding on June 23, 2000 ("Record Date") was 50,000,000. Stockholders present or represented and entitled to vote on any matter at the meeting or any adjournment thereof will be entitled to one vote on such matter for each share of Common Stock held by them as of the Record Date.

                                THE TRANSACTION

The Company

   The Company has its executive offices at 1990 Westwood Blvd., Los Angeles, California 90025, and its telephone number is (310) 441-0900. As described in the accompanying NOTICE OF ACTION TO BE TAKEN BY THE SHAREHOLDERS, the Company proposed to amend its Articles of Incorporation to change the name of the Company to "World Collectibles, Inc." and to implement a 1 for 135 reverse split of the outstanding shares of the Company's common stock. After the reverse split is effective, there will be approximately 370,370 shares of Common Stock issued and outstanding. In the reverse stock split, fractional shares will be rounded up to the nearest whole share.

   The Board of Directors believes that the proposed amendment to the Articles of Incorporation and the reverse split of its issued and outstanding Common Stock are fair to all shareholders and affect them on a pro rata equivalent basis. The transactions are being implemented to allow for the merger and reorganization of the Company.

The Merger

   The Company intends to merge with World Collectibles, Inc., a Nevada corporation ("WCIN") by means of a reverse triangular merger ("the Merger"). In anticipation of the merger, the Company has formed a wholly-owned subsidiary, World Collectibles Holdings, Inc., a Delaware corporation ("WCID"). The Merger will be accomplished pursuant to the Merger Agreement and Plan of Reorganization, dated as of May 17, 2000, by and among the Company, WCID and WCIN (the "Merger Agreement"), pursuant to which WCIN will merge with and into WCID in a tax free reorganization within the meaning of Sections 351 and/or 368 of the Internal Revenue Code of 1986, as amended. Stockholders of WCIN will exchange their respective shares of Common Stock of WCIN for an aggregate of 6,450,000 shares of Common Stock of the Company. After the effective date of the Merger, WCIN shall cease its separate legal existence and WCID shall remain a wholly-owned subsidiary of the Company. As a condition to the merger, the Company is required to implement a 1 for 135 reverse split of its Common Stock, thereby reducing its outstanding shares of Common Stock from 50,000,000 shares to approximately 370,370 shares.

   Additional information regarding the Company, its business, its stock, and is financial condition are included in the Company's Form 10-KSB annual report. A copy of the Company's Form 10- KSB for its fiscal year ending February 28, 2000 may be obtained by a written request to the Secretary of the Company, and the information in said report is incorporated by reference in this proxy statement.

World Collectibles, Inc.

   WCIN imports, distributes and sells art, bronzes, and other exotic furnishings including porcelain vases and oils. WCIN operates from a 3,000 square foot showroom and warehouse in Las Vegas, Nevada. In addition, WCIN holds live auctions of its products in various locations in the western U.S. WCIN is currently evaluating the possibility of expanding its business through the sale of franchises.

Change in Control of the Company

   Giving effect to the Merger and the Reverse Stock Split, the Company's current stockholders will own an aggregate of approximately 370,370 shares of Common Stock, or approximately 4.2% of the outstanding voting securities of the Company on a fully diluted basis, and WCIN's shareholders prior to the Merger will own an aggregate of 6,450,000 or approximately 73.1% of the outstanding voting securities of the Company.

Stanley Shuster and Brian Shuster

   Concurrent with the effective date of the Merger, the Company will issue 1,000,000 shares of Common Stock to Stanley Shuster and 1,000,000 shares of Common Stock to Brian Shuster to cancel certain notes payable to Harry Shuster and to entities, that are affiliates of or are controlled by Harry Shuster, in the amount of $100,000. Harry Shuster gifted his interest in such amounts and notes receivable totaling $768,912 to his son, Stanley Shuster, on December 15, 1998. On March 15, 2000, Stanley Shuster made a capital contribution of $668,912 to the Company thereby reducing the Company's liability to Stanley Shuster to $100,000. Thereafter, Stanley Shuster assigned $50,000 of the $100,000 receivable to his brother, Brian Shuster, in exchange for a two year promissory note.

   Following the effective date of the Merger, Stanley Shuster will be the beneficial owner of 1,130,402 or approximately 12.8% of the issued and outstanding shares of Common Stock and Brian Shuster will be the beneficial owner of 1,000,000 or approximately 11.3% of the issued and outstanding shares of Common Stock.

Approval of Proposals Required to Effect the Merger

   The approval of each of the proposals contained herein by the affirmative vote of the majority shares present in person or represented by proxy is a condition precedent to the consummation of the Merger. Assuming approval by stockholders, the proposals contained in this Proxy Statement shall be effective concurrent with the consummation of the Merger.

                            EXECUTIVE COMPENSATION

   The summary compensation table is omitted because no compensation for services in all capacities to the Company was awarded, earned by or paid to the President of the Company for the fiscal years ended February 28, 2000, 1999 or 1998, and no other executive officer of the Company received salary and bonus in excess of $100,000 during the fiscal years ended February 28, 2000, 1999 or 1998.

   No director or officer has received compensation for services rendered during 1998, 1999 or 2000. Directors do not currently receive fees or other remuneration from the Company.

               PRINCIPAL STOCKHOLDERS AND HOLDINGS OF MANAGEMENT

   Giving effect to the consummation of the Merger and the reverse stock split, the current stockholders of the Company will collectively own approximately 4.2% of the outstanding voting securities of the Company, on a diluted basis. Concurrent with the closing of the Merger, the incumbent officers and directors of the Company will be replaced by the officers and directors selected by the shareholders of WCIN.

   The following table sets forth certain information as of June 16, 2000, regarding (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each director, nominee and executive officer of the Company and (iii) all officers and directors as a group.

                                                                              Amount and
                                                                              Nature of     Percentage
                                                                              Beneficial        of
Title of Class             Name & Address of Beneficial Owner                 Ownership      Class(1)
--------------             ----------------------------------                 ----------    ----------
Common Stock.............. Stanley Shuster                                    17,604,199(2)    35.2%(2)
                           1990 Westwood Boulevard
                           Third Floor
                           Los Angeles, California 90025

Common Stock.............. All officers and Directors as a Group (One person) 17,604,199       35.2%

--------
(1) Percentages are determined on the basis of 50,000,000 shares of outstanding Common Stock.

(2) Does not include 1,000,000 shares of common stock to be issued to Stanley Shuster at the effective date of the Merger.

PROPOSAL 1--AMENDMENT TO THE CERTIFICATE OF INCORPORATION ("AMENDMENT") (A) TO
   CHANGE THE NAME OF THE COMPANY TO "WORLD COLLECTIBLES, INC.", AND (B) TO EFFECT A REVERSE STOCK SPLIT WHEREBY EACH ISSUED AND OUTSTANDING SHARE OF
COMMON STOCK, $.01 PAR VALUE PER SHARE, WILL BE CONVERTED INTO .007407407 OF A
                            SHARE OF COMMON STOCK.

Board Recommendation

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL. Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise in their proxy.

Description

 A. Change of Name

   WCIN has requested that the Company's name be changed to "World Collectibles, Inc." such that, upon the completion of the Merger, the Company's name reflects its business as a successor to the business of WCIN.

 B. Reverse Stock Split

  Reason for Reverse Stock Split; Dilution

   The consummation of the Merger is contingent upon each share of Common Stock issued and outstanding, without any action on the part of any holder thereof, being converted into .007407407 of a share of Common Stock. In the reverse stock split, fractional shares will be rounded up to the nearest whole share.

   The Reverse Stock Split would apply to all shares of the Company's Common Stock outstanding on the date immediately prior to the closing of the Merger, but will not be effective until the consummation of the Merger. Giving effect to the consummation of the Merger, the holders of Common Stock will collectively own approximately 4.2% of the outstanding voting securities of the Company on a fully diluted basis.

   The principal purpose of the Reverse Stock Split is to fulfill the provisions and requirements of the Merger Agreement, which provides that the Company's currently outstanding Common Stock be reduced to approximately 370,370 shares.

   The proposed Certificate of Amendment to the Company's Certificate of Incorporation is attached hereto as Annex A.

Exchange of Stock Certificates

   Assuming the Reverse Stock Split is approved by the stockholders, stockholders will be required to exchange their stock certificates for new certificates representing the shares of Common Stock after giving effect to the Reverse Stock Split. Stockholders will be furnished with the necessary materials and instructions for the surrender and exchange of stock certificates at the appropriate time by the Company's transfer agent. Stockholders will not be required to pay a transfer or other fee in connection with the exchange of certificates. STOCKHOLDERS SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL REQUESTED TO DO SO.

Federal Income Tax Consequences of Reverse Stock Split

   The following description of Federal income tax consequences is based upon the Internal Revenue Code of 1986, as amended, the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. This discussion is for general information only and does not discuss consequences which may apply to special classes of taxpayers (e.g., nonresident aliens, brokers-dealers or insurance companies). Stockholders are urged to consult their own tax advisors to determine the particular consequences to them.

   The exchange of shares of Common Stock for shares of Common Stock after giving effect to the Reverse Stock Split will not result in recognition of gain or loss. The holding period of the shares of new Common Stock will include the stockholder's holding period for the shares of Common Stock exchanged therefor, provided that the shares of Common Stock were held as a capital asset. The adjusted basis of the shares of new Common Stock will be the same as the adjusted basis of the shares of Common Stock exchanged therefor.

                                OTHER BUSINESS

   The Board of Directors of the Company knows of no other matters to be presented at the Special Meeting of Stockholders. However, if any other matters properly come before the meeting, or any adjournment thereof, it is intended that proxies in the accompanying form will be voted in accordance with the judgment of the persons named therein.

                             COST OF SOLICITATION

   Solicitation other than by mail may be made personally and by telephone by officers and employees of the Company who will not be additionally compensated therefor. The Company will request brokers, dealers, banks or voting trustees, or their nominees, who hold stock in their names for others or hold stock for others who have the right to give voting instructions, to forward proxy materials to their principals and request authority for the execution of the proxy card and will reimburse such institutions for their reasonable expenses in so doing. The total cost of soliciting proxies will be borne by the Company.

   It is important that your shares be represented at the meeting. If you are unable to be present in person, you are respectfully requested to sign the enclosed proxy and return it in the enclosed stamped and addressed envelope as promptly as possible.

                                          By Order of the Board of Directors,

                                          /s/ Stanley Shuster

                                          Stanley Shuster
                                          President

Los Angeles, California
June 29, 2000

                                                                        ANNEX A

                          CERTIFICATE OF AMENDMENT OF
                       THE CERTIFICATE OF INCORPORATION
                           OF MEDICAL MONITORS, INC.

It is hereby certified that:

   1. The name of the corporation (the "Corporation") is Medical Monitors,
Inc.

   2. The certificate of incorporation of the Corporation is hereby amended by striking out Article First thereof and by substituting in lieu of said Article the following new Article:

     "ARTICLE FIRST: "The name of the corporation is World Collectibles, Inc. (the "Corporation")."

   3. Upon this Certificate of Amendment becoming effective in accordance with the Delaware General Corporation Law (the "Effective Time"), each share of common stock, par value $0.01 per share, of the Corporation ("Old Common Stock") issued and outstanding immediately prior to the Effective Time shall be reclassified as and changed into 0.007407407 validly issued, fully paid and nonassessable shares of Common Stock, $0.01 per share of the Corporation ("New Common Stock"). Each stock certificate representing shares of Old Common Stock shall thereafter represent that number of shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified, provided, however, that each person holding of record a stock certificate or certificates that represented shares of Old Common Stock shall receive, upon surrender of such certificate or certificates, a new certificate or certificates evidencing and representing the number of shares of New Common Stock to which such person is entitled.

   4. The amendments of the certificate of incorporation herein certified have been duly adopted and written consent has been given in accordance with the provisions of Sections 242 of the General Corporation Law of the State of Delaware.

   IN WITNESS WHEREOF, the Corporation has caused this Certificate of
Amendment to be executed this    day of       , 2000.

                                         By: __________________________________
                                            Stanley Shuster
                                            President

                             MEDICAL MONITORS, INC.
              PROXY SPECIAL MEETING OF STOCKHOLDERS JULY 25, 2000
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

  The undersigned hereby appoints Stanley Shuster as Proxy, with the power to appoint and substitute, and hereby authorizes him to represent and to vote, as designated below, all of the shares of Common Stock, $.01 par value per share, of Medical Monitors, Inc. held of record by the undersigned on June 23, 2000, at the Special Meeting of Stockholders to be held on July 25, 2000, or any adjournment thereof.

  1. Authorization of an amendment to the Company's Certificate of Incorporation, as described in the accompanying Proxy Statement.

                      FOR [_]   AGAINST [_]   ABSTAIN [_]

  2. In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

  This proxy statement is solicited on behalf of the Board of Directors. This proxy when properly executed will be voted in the manner directed on the face hereof. If no direction is made, this proxy will be voted FOR the amendment to the Company's Certificate of Incorporation.



  Please date, sign and return the proxy card promptly in the accompanying envelope. No postage is required. If you furnish a proxy and subsequently attend the Special Meeting in person, you may vote in person.

                                                  Dated:_________________, 2000

                                                  -----------------------------
                                                    Signature of Stockholder

                                                  -----------------------------
                                                    Signature of Stockholder

  NOTE: PLEASE SIGN EXACTLY AS THE NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE FURNISH FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY THE PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.